Landmark Properties Inc.

August 3, 1995


SIDUS SYSTEMS INC.
8639 Dalton Road
Town Of Mount-Royal, Quebec
H4T IV5

Attention: Mr. Henry Kalisky
----------------------------

   Subject: Deed of Lease dated     for the Leased Premises located at
            8623-8639 Dalton Road, Town of Mount-Royal, Quebec H4T IV5
            ----------------------------------------------------------


Dear Sir:

This letter shall form an integral part of the above-mentioned Deed of Lease.

Notwithstanding anything contained to the contrary in the above-captioned Deed of Lease, and provided the lessee is not in default of its present Lease and has fulfilled all of the terms and conditions contained therein, it is hereby agreed that the months of August 1995, September 1995 and October 1, 1995 shall be free of Basic NET Rental.

However, the Lessee shall be responsible to pay for its proportionate share of building expenses, taxes and its metered gas and hydro utility consumption at the date Of Occupancy and to the termination date of the Lease.

This letter shall become legal and binding only after [lie said Deed of Lease has been executed by the Lessee and Lessor.

MINOCAN (a division or 2841-4837 Quebec Inc.)



Per:
     --------------------------
     Brian Cytrynbaum

BC/11

We agree and accept the foregoing.

SIDUS SYSTEMS INC.


Per: /s/ Henry Kalisky        Date:
    ------------------------        ---------------------
    Henry Kalisky

                                  DEED OF LEASE


                                     between
                  MINOCAN (a division of 2841-4837 Quebec Inc.)

                                       and

                               SIDUS SYSTEMS INC.












                                      ,1995

               8623-8639 DALTON ROAD, TOWN OF MOUNT-ROYAL, QUEBEC
                                     H4T lV5

                             TABLE OF CONTENTS
                             -----------------

DESCRIPTION ...............................................................    1
TERM ......................................................................    1
USE .......................................................................    2
NET RENT ..................................................................    2
RENT ON NET RETURN BASIS ..................................................    2
PROPORTIONATE EXPENSE RENTAL ..............................................    3
TAXES .....................................................................    3
CHANGE IN TAXING SYSTEM ...................................................    3
INSURANCE .................................................................    3
OTHER EXPENSES ............................................................    4
LESSEE'S CONTRIBUTION .....................................................    4
TAXES, ASSESSMENTS, ETC ...................................................    4
LESSEE'S INSURANCE ........................................................    5
UTILITIES & HEATING .......................................................    5
MAINTENANCE AND REPAIRS ...................................................    6
IMPROVEMENTS AND ALTERATIONS ..............................................    6
INSPECTION AND REPAIR .....................................................    7
FURNISH STATEMENT .........................................................    8
FAILURE OF LESSEE TO PERFORM ..............................................    8
DEFAULT ...................................................................    8
LIQUIDATION SALES, ETC ....................................................    9
EXPIRATION OF LEASE .......................................................    9
SIGNS .....................................................................   10
SUBLETTING BY LESSEE ......................................................   10
DESTRUCTION OF PREMISES ...................................................   10
COMPLIANCE WITH LAWS AND REGULATIONS ......................................   11
LESSOR'S SECURITY .........................................................   12

                                                                  INITIALS
                                                              Lessor  Lessee
                                                               [  ]    [  ]

INDEMNIFICATIONS ..........................................................   12
ASSIGNMENT BY LESSOR ......................................................   12
FLOOR LOADING .............................................................   13
CONDITION OF LEASED PREMISES ..............................................   13
OCCUPANCY .................................................................   13
PERMITS, ETC ..............................................................   13
RULES AND REGULATIONS .....................................................   13
ACCESS TO LEASED PREMISES .................................................   14
INCONVENIENCE .............................................................   14
EXPROPRIATION .............................................................   14
COSTS & REGISTRATION ......................................................   15
SECURITY DEPOSIT ..........................................................   15
COLLECTION ................................................................   15
CONSTITUTE OR TENURE SYSTEM ACT ...........................................   15
WAIVER ....................................................................   15
ENVIRONMENTAL CLAUSE ......................................................   16
NOTICES ...................................................................   17
DESCRIPTIVE HEADINGS ......................................................   17
INTERPRETATION ............................................................   18
LANGUAGE ..................................................................   19
PRIOR AGREEMENTS ..........................................................   19
SPECIAL CONDITIONS ........................................................   19
RESOLUTION OF THE BOARD OF DIRECTORS ......................................   21


                                                                  INITIALS
                                                              Lessor  Lessee
                                                               [  ]    [  ]

DEED OF LEASE  ENTERED INTO AT THE CITY AND DISTRICT OF  MONTEREAL,  PROVINCE OF
QUEBEC, ON THE           DAY OF         1995.


BETWEEN:                     MINOCAN (a division of 2541-4837 Quebec Inc.)

                             a body  politic and  corporate  duly  incorporated,
                             having its head office and principal place of business at 5490 Royalmount, Suite 200, Montreal, Quebec H4P 1H7, hereinacting through and represented by Brian Cytrynbaum, its officer hereunto duly authorized as he declares,

                             (hereinafter referred to as the "Lessor"),

AND:                         SIDUS SYSTEMS INC.

                             hereinacting   through  and   represented  by  Nick
                             Coppola, its officer hereunto duly authorized as he declares,

                             (hereinafter referred to as the "Lessee")

1.   DESCRIPTION
     -----------

     Lessor, in consideration of the rent, convenants and agreements hereinafter contained on the part of Lessee to be paid, kept and performed, hereby leases to Lessee and Lessee does hereby hire and take from Lessor that designated portion containing approximately TWELVE THOUSAND ONE HUNDRED AND TWENTY SQUARE FEET (12,120ft), subject to adjustments based on actual measurements by Lessor and representing THIRTY-TWO POINT EIGHTY-FIVE PERCENT (32.85%) of total rentable area of the building of which the Leased Premises form part, as shown outlined on sketch annexed hereto as Schedule "A", bearing civic number 8623-8639 DALTON ROAD, TOWN OF MOUNT-ROYAL, QUEBEC H4T 1VS (hereinafter referred to as the "Leased Premises").

     The area is measured from the exterior face of all exterior walls and from the centre line of all interior walls separating the Leased Premises from adjacent premises.


2.   TERM
     ----

     The Term of this Lease shall be for SIX (6) YEARS and shall commence on the 1st day of August 1995 and terminate on the 31st day of july 2001 unless sooner terminated under the provisions hereof (hereinafter referred to as the "Term").


     Should the Lessee continue to occupy the Leased Premises after the expiry of the Term without a written agreement, there shall be no tack renewal and the Lessee shall pay the Lessor rent and other charges for the period of occupancy as set out in this Lease or renewal thereof, plus fifty percent (50%) therof, provided that this overhold rent shall only apply if the Lessor has given notice to the Lessee no later than three (3) mnths prior to the expiry of the lease term of:

     (i)       the impending expiration of the Term, and

     (ii)      the increase of basic rent of 50% upon this expiration

     without prejudice to such further damange claims as may be available to the Lessor against the Lessee. However, the Lessee is not to have the right to such occupancy beyond the expiry of the term.


                                                                  INITIALS
                                                              Lessor  Lessee
                                                               [  ]    [  ]

3.   USE
     ---

     Lessee covenants that the premises shall be used solely for the purpose of:
     OFFICE SPACE, WAREHOUSING AND DISTRIBUTION OF COMPUTER EQUIPMENT.

     There shall be no outside storage permitted of any kind on any part of the land.



4.   NET RENT
     --------
     Lessee covenants and agrees to pay the Lessor in lawful money of Canada without deduction, without necessity of any demand thereof abatement or set off, a net annual rental payable in equal consecutive monthly instalments of:

     $ 4,545.00 per month, plus GST & QST (representing $4.50 net, per square foot per annum) for the period commencing August 1, 1995 and terminating July 31, 1996; and,

     $ 4,798.00 per month, plus GST & QST (representing $4.75 net per square foot per annum) for the period commencing August 1, 1996 and terminating July 31, 1997; and,

     $ 5,050.00 per month, plus GST & QST (representing $5.00 net per square foot per annum) for the period commencing August 1, 1997 and terminating July 31, 1998; and,

     $ 5,303.00 per month, plus GST & QST (representing $5.25 net per square foot per annum) for the period commencing August 1, 1998 and terminating July 31, 1999; and,

     $ 5,555.00 per month, plus GST & QST (representing $5.50 net per square foot per annum) for the period commencing August 1, 1999 and terminating July 31, 2001;

     The rent as herein provided shall be paid to Lessor and/or its nominee, each month in advance on the first day of each month during the Term hereof, at the head office of the Lessor, at 5490 Royalmount, Suite 200, Town of Mount Royal, Quebec H4P lH7 or at such other place in Canada as shall be designated by Lessor in writing to Lessee.


5.   RENT ON NET RETURN BASIS
     ------------------------
     It is intended that the rent provided for in this Lease shall be an absolute net return to Lessor for the Term of this Lease, free of any and all costs, expenses of any nature whatsoever, taxes and charges with respect to the Leased Premises, the contents thereof, or the business carried on therein, other than any income or profit taxes which may be levied against Lessor and any costs of Lessor in respect of mortgages or hypothecs and other than:

     - amounts payable by the Lessor under any ground lease, emphyteutic lease or in respect of any easement;

     - costs of complying with any environmental legislation, (except to the extent such costs are, under this Lease or by law, the responsibility of the Lessee or those for whom it is responsible at law);

     -    real  estate  agent's  commissions,   tenant  inducements,   leasehold
          improvements and any other costs related to the leasing of other premises in the Building; and

     - any other costs or matters which are allocated to the Lessor hereunder;

     and the Lessee shall pay all such costs, expenses and charges.


                                                                  INITIALS
                                                              Lessor  Lessee
                                                               [  ]    [  ]

6.   PROPORTIONATE EXPENSE RENTAL
     ----------------------------

     Without limiting the obligations of the Lessee, the Lessee shall pay during the Term of this Lease, as additional rental to the Lessor, in the proportion that the rentable area of the Leased Pre mises bears to the total rentable area of the Building of which the Leased Premises form part (such proportion being hereinafter referred to as Lessee's "proportionate share") (without duplication) the aggregate of (adjusted in the first and last year of the Term):

6.1  TAXES
     -----

     The Lessee shall pay, whether they be special or general, its proportionate share of all taxes, property taxes, municipal taxes, school taxes, surtax, service tax, water & business taxes, rates including local improvement rates, duties and assessments and any tax on capital that may be levied, rated, charged or assessed against or related to the Building and/or all equipment and facilities thereon or therein, and/or the land and appurtenant land on which the Building is situated, and/or any property on or in the Building owned or brought thereon or therein by Lessor or Lessee, and any and every of its assignees or sublessees and its and their respective officers, agents, employees, servants, visitors or licensees and/or against Lessor or Lessee in respect thereof, whether such taxes, rates, duties or assessments are charged by a municipal, parliamentary, school, or any other body of competent jurisdiction as well as all reasonable expenses related to the contestation of any part of said charges, all of which may be referred to as Taxes. In no case will the Lessee's responsibility for tax on capital exceed the Lessee's proportionate share of the current sum of Twelve Thousand Dollars ($12,000.00) per annum, except to the extent that the increase results from government action and not from any action of the Lessor.

6.2  CHANGE IN TAXING SYSTEM
     -----------------------

     If, during the term of the Lease, any fiscal authority makes any change, either by statute, regulation, or otherwise, in the method of taxation, such that any of the said Taxes are replaced or changed, or if a new tax or form of tax or assessment or the like is charged or imposed, and whether such new tax is imposed on the Lessor or on the rents or revenues of the Immoveable of which the Leased Premises form part, or the rents or revenues of leasing the Immoveable, or any part thereof, the word "Taxes" will include such new tax, assessment or the like. If any fiscal authority eliminates any tax, assessment or the like, presently forming part of the Taxes, the Lessor will eliminate such tax, assessment or the like from the Taxes.

6.3  INSURANCE
     ---------

     The Lessee shall pay its proportionate share of all premiums with respect to insurance to be placed by Lessor with respect to the Building and described as follows:

     (i) Fire, extended Coverage and Malicious Damage insurance for the full insurable value procurable at the time, of the Building, its improvements and equipment and in addition upon the full annual rental income thereof;

     (ii) Broad Boiler and Unfired Pressure Vessels insurance, including Repair or Replacement and rental income coverages in an amount reasonably satisfactory to Lessor;

     (iii) Such other insurance as institutional lenders may require or as it may be or may become customary for owners of property to carry as respects loss of or damage to the Leased Premises or liability arising therefrom. The aforesaid insurance premiums shall include an amount reasonably determined as being equivalent to a fair premium for the deductible portion of the insurance policy in question, provided that the total sum payable by the Lessee shall not exceed the amount that would be payable by Lessee if the insurance policy would not have any deductible portion. Lessee will pay the amount of any increase in insurance premiums on the whole of the Building of which the Leased Premises form part if such increase is caused by Lessee's


                                                                  INITIALS
                                                              Lessor  Lessee
                                                               [  ]    [  ]

                                                                               4
              operations in the Leased Premises.

6.4  OTHER EXPENSES
     --------------

     Without limiting the generality of the foregoing, the Lessee shall pay its proportionate share of all costs related to the maintenance and repair and reasonable replacement of the washrooms, corridors, malls, driveways and parking, heating and air-conditioning equipment and services and all other equipment, areas, and all facilities and services available at the commencement of the Term or added or provided at any time thereafter, (should such services, etc. be and to the extent that they are available), provided that the Lessee shall not pay any share of expenditures or costs which are the Lessor's responsibility hereunder.

     The Lessee shall furthermore pay its proportionate cost of the expense incurred to keep the exterior of the Leased Premises in good order and condition and to provide winter and summer exterior ground maintenance.

     The Lessee undertakes to pay to the Lessor an administrative fee of fifteen percent (15%) of all sums due to the Lessor under this Lease, save for the monthly net rental.

7.   LESSEE'S CONTRIBUTION
     -----------------------

     Notwithstanding anything to the contrary hereinabove contained, the Lessor may, instead of billing individually for taxes and other items to be paid by the Lessee, as hereinabove stipulated, estimate (acting reasonably) the amounts payable by, the Lessee under the provisions of this Lease for such periods as the Lessor may determine, (but not exceeding twelve months) the Lessee hereby agreeing to pay to the Lessor such amounts in monthly instalments in advance to cover Lessor's estimated disbursements during said period together with the rental payments as hereinabove provided. Following the expiration of the period for which such estimated payments have been made, the Lessor shall deliver to the Lessee a statement of the actual costs payable pursuant to clause 6. This statement shall be sufficiently detailed to permit the Lessee to satisfy itself as to the particulars and the propriety of all costs. If the amounts actually due by the Lessee for such period exceed the amount so collected by the Lessor, the Lessee shall pay same forthwith upon receipt of said statement, and if the amounts due by the Lessee for the said period are less than the amount actually collected by the Lessor, then the Lessor shall remit same forthwith or credit same to the next ensuing payments becoming due by the Lessee to the Lessor.

     All sums due by the Lessee to the Lessor in virtue of this Lease, whether under this clause or otherwise, will be considered as rent for all legal purposes.

     The Lessee hereby agrees, to present to the Lessor, at the beginning of each calendar year throughout the Term of the Lease, a series of monthly post-dated cheques for the period of the ensuing calendar year, in amounts fixed in accordance with Clauses 4 and 7, or the Lessee may pay by way of preauthorized bank debits from Lessee's bank account to Lessor's bank account, which alternative method of payment shall be at Lessee's option.

     Late Payments: The acceptance by the Lessor of any postdated cheque or money due for rent after its due date is to be considered as a mode of collection only, without novation of, nor derogation from, any of the Lessor's rights, recourses and actions in virtue of this Lease which demands punctual payment of all obligations.

8.   TAXES, ASSESSMENTS, ETC.
     ------------------------

a) Lessee will in each and every year during the Term of this Lease pay and discharge or cause to be paid and discharged, all business taxes, licence fees, public utility charges, water rates, sewer rates and other like fees, charges, rates and assessments that may be levied, charged, rated or assessed against the Leased Premises and/or all equipment and facilities thereon or therein, and/or any property on the Leased Premises owned or brought thereon by Lessor or Lessee, and any and every of its assignees or sublessees and its and their respective officers, agents, employees, servants, visitors or licensees and/or against Lessor or Lessee



                                                                 INITIALS
                                                              Lessor  Lessee
                                                                [ ]    [ ]
     in respect thereof, and every tax and licence fee in respect of any and every business carried on therein, or in respect of the occupancy of the Leased Premises by Lessee (and any and every of its assignees or sublessees) whether such licence fees, charges, rates, assessments and taxes are charged by a municipal, parliamentary, school or any other body of competent jurisdiction, and all charges for public utilities including electric current, gas, water, steam or hot water used upon or in respect of the Leased Premises and for fitting, machines, apparatus, meters or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such utilities; and will indemnify, and keep indemnified Lessor from and against payment of all losses, costs, charges and expenses occasioned by, or arising from any and every such licence fee, charge, rate, assessment and tax. Lessee will furnish to Lessor within ten (10) days after request by the Lessor, receipts or other appropriate evidence as to the payment of each such tax, rate, charge, assessment duty and licence fee.

b) The Lessee undertakes to pay, or cause to be paid, during the term of this Lease, all goods and services taxes, value added taxes, surtax and all similar taxes, assessed presently or in the future on or with respect to the Rent and/or any other sum payable to the Lessor or for the benefit of the Lessor in accordance with applicable legislation.

c) If pursuant to any law or regulation or the like, any said taxes or assessment is or becomes payable by the Lessor or by owners of property, or if the method of collection of such taxes or assessments is changed such that the Lessor is subject to them rather than the Lessee, the Lessee undertakes to reimburse the Lessor, within seven (7) days of a request made to the Lessee to do so, the Lessee's share of all sums so charged or assessed against the Lessor, which shall be the proportion that the area of the Leased Premises bears to the total leased area of the Building, and the Lessee shall indemnify the Lessor and hold the Lessor harmless from all the costs and expenses related thereto.


9.   LESSEE'S INSURANCE
     ------------------

     Lessee covenants not to do or omit to do anything whereby any policy shall be cancelled or the premises rendered uninsurable.

     The Lessee shall, at its expense, procure and maintain at all times during the continuance of this Lease, such insurance as will protect the Lessee and the Lessor from any claim for personal injury including death, and for property damage in any way arising out of or attributable to the exercise by the Lessee, or others, of any of the privileges or rights herein granted. This insurance shall provide a combined minimum limit of $ 2,000,000 or such higher amount as Lessor may reasonably require for personal injury and property damage and shall extend to cover any liability assumed by the Lessee under this Lease.
     The Lessee shall forward to the Lessor the original of the insurance policy and evidence of renewals thereof during the continuance of this Lease upon request by the Lessor. The Lessee hereby agrees and understands that the placing of such insurance shall in no way relieve the Lessee from any obligation assumed under this Lease, and that failure by the Lessee to obtain the above mentioned coverage will entitle the Lessor to obtain said insurance and to charge Lessee for same.


10.  UTTLITIES & HEATING
     -------------------

     The Lessee shall pay for its electricity, water, heat, gas, telephone, pest control, garbage removal and all public utilities with respect to the Leased Premises, and shall keep the premises suitably heated.




                                                                INITIALS
                                                             Lessor  Lessee
                                                               [ ]     [ ]

11.  MAINTENANCE AND REPAIRS
     -----------------------

     Notwithstanding the provisions of the Civil Code of the Province of Queb ec, and in particular Articles 1854 and 1864, the Lessee, at its own expense, shall operate, maintain and keep the Leased Premises including all facilities, equipment and services, both inside and outside, available to the Lessee exclusively, in such good order and condition, both inside and outside, as they would be kept by a careful owner, and shall promptly make all needed repairs and replacements to the Leased Premises (save and except for structural defects or repairs which shall be defined as being repairs or replacements to the foundations, bearing walls and roof steel deck, all of which will be the Lessor's responsibility), which a careful owner would make, including, without limitations, the water, gas, drain and sewer connections, pipes and mains, electrical wiring, water closets, sinks and accessories thereof, and all equipment belonging to or connected with the Leased Premises or used in its operation.

     The Lessee shall have no obligation for repairs and replacements not caused by the negligent or wrongful act of the Lessee or those for whom the Lessee is responsible at law, which is covered by insurance maintained or required to be maintained by the Lessor.

     The Lessee undertakes to obtain and pay for full maintenance, repair and replacement services and/or insurance contracts as may be available from firms approved by the Lessor (such approval not to be unreasonably withheld), with respect to the maintenance, repair and replacement of the heating, ventilating and air conditioning equipment, if provided in the Leased Premises, the whole without prejudice to the other obligations of the Lessee with respect to such equipment. The Lessee shall forward, without any further demand, to the Lessor copies of such contracts and evidence of renewals thereof during the continuance of this Lease.

     With respect to any repairs or replacements that are considered capital expenses according to generally accepted accounting principles ("GAAP"), the Lessee's responsibility shall be limited to an amount equivalent to the amortization of the capital expense in question, calculated by Lessor's accountant according to GAAP, over the service life of the repairs or replacements (to be determined in accordance with GAAP), to the extent that such amortization period falls within the Term, or any extension or renewal thereof. Should such capital expense relate to a repair or replacement which is common to more than one lessee, then the Lessee will pay only its proportionate share of the amounts calculated as set out above.

     Notwithstanding anything else contained in this Lease, the Lessee shall not be responsible for any capital expenditure which, as of the date of execution of this Lease, has been approved or proposed, or which is being evaluated for implementation within the six (6) months following the commencement date.

12.  IMPROVEMENTS AND ALTERATIONS
     ----------------------------

     Lessee shall have the right to make at its own expense, subject to the prior written consent of the Lessor, whose consent may not be unreasonably withheld, additions, alterations and changes in and to the Leased Premises provided however, that no such work (except work which is minor or cosmetic in nature) shall be commenced except with the prior written consent of Lessor and except on compliance with the following conditions:

     a) Lessee shall furnish to Lessor plans and specifications showing in reasonably complete detail the work proposed to be carried out and the estimated cost thereof and Lessor shall approve or reject such plans and specifications within thirty (30) days after receipt of the same. If such plans and specifications are approved, all work shall be carried out in compliance with the same;

     b) The value of the Leased Premises shall not, as a result of any work proposed to be carried out by Lessee, be less than the value of the Leased Premises before the commencement of such work and Lessor shall be the sole judge of such value;



                                                                  INITIALS
                                                              Lessor   Losses
                                                                [ ]      [ ]

     c) All work shall be carried out with reasonable dispatch and in a good workmanlike manner and in compliance with all applicable permits, authorizations and building and zoning by-laws and with all regulations and requirements of all competent authorities having jurisdiction over the Leased Premises;

     d) In all events, Lessee shall be required to use Lessor's mechanical, electrical and plumbing trades for Lessee's mechanical, electrical and plumbing requirements, which shall be coordinated by Lessor at Lessee's expense, provided that Lessor's trades shall at all times provide their services at prices competitive with independent quotes obtained by the Lessee, failing which, the Lessee shall be entitled to use the trades which it chooses, acting reasonably.

     e) The Leased Premises shall at all times be free of all conditional bills of sale, pledges, registered privileges, workmen's and suppliers' liens and other similar liens and charges. Lessor may require Lessee to furnish security satisfactory to Lessor guaranteeing the completion of the work and the payment of the cost thereof free and clear of all conditional bills of sale, pledges, privileges, workmen's and suppliers' liens and other similar liens and charges, as well as for the replacement of the Leased Premises to their former state, as specified in clause 19 below;

     f) Lessee shall maintain Worker's Compensation insurance covering all persons employed in connection with the work and shall produce evidence of such insurance to Lessor and shall also maintain such general liability insurance for the protection of Lessor and Lessee as Lessor may require acting reasonably;

     g) All work, when completed, shall be comprised in, and form part of the Leased Premises and shall be subject to all the provisions of this Lease and Lessee shall not have any right to claim compensation therefor and the same shall not be removed by Lessee on termination of this Lease, unless the Lessor requests that part or all of it be removed, in which case the Lessee shall comply and shall repair any damage related thereto or caused thereby. The foregoing obligation of the Lessee is limited to items which have been installed by the Lessee.

     h) Should the Lessee, after having obtained written consent from the Lessor, effect changes in the partitions or otherwise modify the Leased Premises, and accordingly had to relocate or modify the heating and, if applicable, the air conditioning equipment, such changes and/or modifications would have to be effected at the sole cost and risk of the Lessee.


13.  INSPECTION AND REPAIR
     ---------------------

     Lessor and its agents shall have the right, at all reasonable times during the Term of this Lease to enter the Leased Premises to examine the condition thereof and to ascertain whether Lessee is performing its obligations hereunder, and Lessee shall make any repairs and/or sign the necessary service contract in order to comply with such obligations. If Lessee fails to make any such repairs and/or sign the necessary service contract within thirty (30) days after notice from Lessor requesting Lessee so to do, provided that such repairs may reasonably be made within the said period, Lessor may, without prejudice to any other rights or remedies it may have, make such repairs and charge the cost thereof to Lessee to the extent that such repairs are otherwise the responsibility of the Lessee hereunder. Nothing in this Clause shall be construed to obligate or require Lessor to make any repairs but Lessor shall have the right at any time to make any emergency repairs without notice to Lessee and charge the cost thereof to Lessee to the extent that such repairs are otherwise the responsibility of the Lessee hereunder. Any costs chargeable to Lessee hereunder shall be payable forthwith on demand as additional rent.






                                                                 INITIALS
                                                             Lessor   Lessee
                                                               [ ]      [ ]

14.  IMPROVEMENTS, ALTERATIONS, RENOVATIONS AND REPAIRS
     --------------------------------------------------

     DELETED.

15.  FURNISH STATEMENT
     -----------------

     Lessee shall from time to time at the request of Lessor produce to Lessor satisfactory evidence of the due payment by Lessee of all payments required to be made by Lessee under this Lease.


16.  FAILURE OF LESSEE TO PERFORM

     If Lessee fails to pay any taxes, rates, insurance premium, charges or debts which it owes or has herein covenanted to pay or has undertaken to contract, Lessor may pay or contract the same and shall be entitled to charge the sums so paid or contracted to Lessee who shall pay them forthwith on demand as additional rent and Lessor, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of rent in arrears under the Terms of this Lease; all arrears of rent and any monies paid by Lessor or due by Lessee to Lessor u nder this Lease shall bear interest at the rate of fifteen percent (15%) per annum or one point two five (1.25%) percent per month from the time such arrears become due until paid to Lessor.


17.  DEFAULT
     -------

     Without prejudice to all of the rights and recourses available to the Lessor, the following shall be considered special defaults under the Terms of this Lease;

     a) in the event that Lessee shall be in default under any provision of this Lease providing for the payment of rent or additional rent and such default shall continue for ten (10) days after notice of same;

     b) in the event that Lessee shall be adjudicated a bankrupt or make any general assignment for the benefit of creditors, or take, or attempt to take, the benefit of any insolvency or bankruptcy Act, or if a petition in bankruptcy shall be granted against Lessee, or if a receiver or trustee be appointed for the property of Lessee, or any part thereof, or any execution be issued pursuant to a judgment, rendered against Lessee or pursuant to this Lease, or if the estate of Lessee hereunder be transferred or pass to or devolve upon any other person or corporation by operation of law; or if the Lessee abandons the Leased Premises or if they are vacant or unattended for more than thirty (30) days, or occupied by persons other than the Lessee without Lessor's written consent; or

     c) in the event that Lessee shall be in default in observing any covenant herein contained and/or performing any of its obligations contained in the Lease (other than a default in the payment of rent or additional rent) and such default shall continue for thirty (30) days after written notice specifying such default shall have been given to Lessee by Lessor.

     In the event of any special default under the Terms of this Lease, the Lessor without prejudice to any rights or remedies it may have hereunder or by law shall have the right to terminate this Lease forthwith upon written notice given to Lessee by Lessor. Lessee upon such a termination of this Lease shall thereupon quit and surrender the Leased Premises to Lessor and Lessor, its agents and servants, may immediately or at any time thereafter, re enter the Leased Premises and dispossess Lessee, and remove any and all persons and any or all property therefrom whether by summary dispossession proceedings or by any suitable action or proceeding at law, or otherwise without being liable to prosecution or damages therefore.



                                                                  INITIALS
                                                               Lessor   Lessee
                                                                 [ ]      [ ]

     In case of any termination, or in case Lessee, in the absence of such termination, shall be dispossessed by or at the instance of Lessor in any lawful manner, whether by force or otherwise, rent for the following twelve
     (12) months shall immediately become due and payable and this Lease shall immediately, at the option of the Lessor, become forfeited and terminated and the Lessor may, without notice or any form of legal process, forthwith re enter upon and take possession of the Leased Premises and remove the Lessee's effects therefrom, the whole without prejudice to and under reserve of all of the rights and recourse of the Lessor to claim any and all losses and damages sustained by the Lessor by reason of and arising from any default of the Lessee.

     In the event of the bankruptcy of the Lessee, the Lessor shall be entitled to rent for the following three (3) months, as accelerated rent, without prejudice to all of the other rights of the Lessor under the circumstances.

     In all circumstances the Lessee waives its right under Article 1883 of the Civil Code of Quebec.

     17A.  DELETED.

18.  LIQUIDATION SALES, ETC.
     -----------------------

     The Lessee undertakes not to carry out or permit a bankruptcy or liquidation sale or sale of second hand goods, war surplus goods, insurance salvage stock or auction in or from the Leased Premises. The Lessee acknowledges that a violation of the present clause will cause irreparable injury to the Lessor and consents to the Lessor enforcing the present clause by way of interim and interlocutory injunction, without prejudice to such other rights as the Lessor may have under the circumstances.


19.  EXPIRATION OF LEASE
     -------------------

     The Lessee shall at the expiration or sooner termination of the Term of this Lease peaceably surrender and yield up unto Lessor the Leased Premises together with all buildings, alterations, replacements, additions, erections, and improvements (leasehold or otherwise), including, but not limited to electrical installations, electric or other fixtures, offices, partitions, divisions, showrooms, air-conditioning and heating equipment, panelling, built-in furniture, wall-to-wall carpets, attached carpets or other floor coverings, attached cabinets, attached conveyor systems, attached racks, or other attached equipment, wiring, switches, meters, meter boxes and transformers, which at any time during the Term hereof shall be placed, made, installed, fixed or attached therein or thereon by the Lessee, in good repair and condition, subject to reasonable wear and tear only, and without any compensation whatsoever being allowed to the Lessee for same. Lessee shall not remove or alter any of the foregoing during the Term of the Lease or Renewal or Extension thereof, without the written consent of the Lessor. However, the Lessor shall have the right to require the Lessee, by written notice given to the Lessee no later than the expiration of the Term of the Lease or any renewal or extension thereof, to remove -any or all of the foregoing items, in which case the Lessee shall remove the items requested to be removed, repairing any damage related thereto or caused thereby, and to the extent required by the Lessor, the Lessee shall leave the Leased Premises in their original good and clean state and condition, subject to reasonable wear and tear.

     The foregoing obligation of the Lessee to remove items is limited to items which have been installed by the Lessee.




                                                               INITIALS
                                                            Lessor   Lessee
                                                              [ ]      [ ]

20.  SIGNS
     -----

     Lessor shall have the right at all times during the Term of this Lease to place upon the Leased Premises a notice of reasonable dimensions and reasonably placed, so as not to interfere with the business of the Lessee, stating that the Leased Premises are for sale and for nine (9) months prior to the termination of this Lease, Lessor shall have the right to place upon the Leased Premises a similar notice that the Leased Premises are for rent and Lessee will not remove such notice or knowingly permit same to be removed.

     Lessor shall have the right to exhibit the Leased Premises from time to time to any insurer, prospective mortgagee, purchaser or Lessee at all reasonable hours.

     Any exterior signs or any signs visible from the exterior will be subject to the Lessor's prior approval in writing and installation by the Lessee if approved will be at the sole expense of the Lessee. All such signs shall comply with the lawful requirements of municipal and governmental authorities.


21.  SUBLETTING BY LESSEE
     --------------------

     Subject to the provisions hereinafter detailed, the Lessee shall have the right to sublet the Leased Premises or any portion thereof or assign its rights in the present Lease with the consent of the Lessor which consent shall not be unreasonably withheld and providing that the Leased Premises are utilized only for the purposes permitted by zoning and which do not conflict with the Lessor's obligations to other tenants of the Building and which are no more onerous than the occupancy by the Lessee.

     Notwithstanding such subletting and assignment, the Lessee shall remain jointly and severally liable with such sublessee or assignee for the performance of all the terms and conditions of the present Lease.

     The Lessee undertakes to provide to the Lessor a signed copy of the agreement by and between the sublessee and themselves indicating the terms and conditions of the sublease or assignment. No consent of the Lessor shall be required in respect of an assignment of this Lease, or a sublease of all or part of the Leased Premises, to an affiliate (within the meaning of the Business Corporations Act (Ontario) of the Lessee.

22.  DESTRUCTION OF PREMISES
     -----------------------

     Provided, and it is hereby expressly agreed that if and whenever during the Term hereby ]eased, the Building or the portion of the Building hereby leased shall be destroyed or damaged by fire, lightning or tempest, or any of the other perils insured against under the provisions of Clause 6.2, then and in every such event;

a) if the damage or destruction is such that the portion of the Building hereby leased, or the Building is rendered wholly or partially unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage, in the reasonable opinion of Lessor's architect to be given to Lessee within thirty (30) business days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and eighty (180) days from the happening of such damage or destruction, then either Lessor or Lessee may within five (5) days next succeeding the giving of the Lessor's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the term hereby leased shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which Lessee is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that neither Lessor or Lessee so terminate this Lease,




                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]
     the Lessor shall repair the said Building (excluding the Lessee's Leasehold Improvements) with all reasonable speed and the rent (including all additional rent) hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Lessee to use and occupy the Leased Premises;

b) if the damage be such that the portion of the Building hereby leased is wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy it but if in either event the damage, in the reasonable opinion of Lessor's architect, to be given to Lessee within thirty (30) business days from the happening of such damage, can be repaired with reasonable diligence within one hundred and eighty (180) days of the happening of such damage, then the rent (including all additional rental) hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling Lessee to use and occupy the Leased Premises and Lessor shall repair the damage (excluding the Lessee's Leasehold Improvements) with all reasonable speed;

c) if, in the reasonable opinion of the Lessor's architect, the damage can be made good, as aforesaid, within one hundred and eighty (180) days of the happening of such destruction or damage and the damage is such that the portion of the Building leased is capable of being partially used for the purposes for which it is hereby leased, then until such damage has been repaired the rent (including all additional rental) shall abate in the proportion that the part of the portion of the Building leased is rendered unfit for occupancy bears to the whole of the said portion of the Building leased and Lessor shall repair the damage (excluding the Lessee's Leasehold Improvements) with all reasonable speed.

     Should any mortgage creditor who may have an interest in any insurance proceeds refuse to permit the use of such proceeds for the repair, replacement, rebuilding and/or restoration as hereinabove provided and for the payment of amounts expended for such purposes, then the Lessor's obligation to repair or rebuild as provided for hereinabove shall cease and shall be null and void and the Lease shall be cancelled effective as of the date of the damage, unless, the Lessor, at the Lessor's sole option, chooses to repair or rebuild and provides the Lessee with notice thereof within thirty (30) days after such damage.


23.  COMPLIANCE WITH LAWS AND REGULATIONS
     ------------------------------------

     The Lessee shall, at its own expense, promptly comply with the requirements of every applicable statute, law and ordinance and with every applicable lawful regulation or order with respect to the removal of any encroachment placed by the Lessee, or to the condition, equipment, maintenance, or use or occupation of the Leased Premises, (except to the extent that the work necessary to so comply:

     (a) is otherwise the Lessor's responsibility hereunder, or

     (b) involves the retrofitting or remediation of any part of the Building to comply with environmental or safety legislation generally. However, should it relate to the nature of the Lessee's occupancy in particular and not to office and warehouse space generally, then it shall be the Lessee's responsibility)

     whether or not such requirement, regulation or order be of a kind now existing or within the contemplation of the parties hereto; and shall comply with any applicable regulation, recommendation or order of the Insurer's Advisory Organization, or any body having similar functions or of any liability or fire insurance company by which the Lessor and/or the Lessee may be insured.



                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

24.  LESSOR'S SECURITY
     -----------------


     The Lessee undertakes to and does hereby grant a first ranking conventional moveable hypothec to Lessor without delivery on the universality of moveables which comprise the inventory and stock in trade of Lessee and a moveable hypothec without delivery on the specific equipment used by the Lessee in its business, and a floating charge on all of the assets of the business of the Lessee, the whole in the amount of NINETY-THOUSAND DOLLARS ($90,000.00), plus interest at the rate of 15% per annum from this date, as security for the obligations of the Lessee under this Lease. The Lessee shall sign any further documents necessary or useful to give full effect to this clause, and hereby authorizes a representative of the Lessor to sign any such documents on Lessee's behalf.

     As an alternative to the foregoing security, the Lessee may provide a commercial bank guarantee reasonably satisfactory to the Lessor, or a cash deposit in the same amount.

     Should the Lessor not obtain the security to be furnished under the, first paragraph of the present clause, then the Lessor shall be entitled to demand a cash deposit from the Lessee in the same amount.


25.  INDEMNIFICATIONS
     ----------------

     Except if caused directly by the gross negligence or wrongful act of the Lessor or for those for whom it may be responsible at law, the Lessor shall not be liable nor responsible in any way for any injury of any nature whatsoever that may be suffered or sustained by the Lessee or any employee, agent or customer of the Lessee or any other person who may be upon the Leased Premises or for any loss of or damages to any property belonging to the Lessee or to its employees or to any other person while such property is on the Leased Premises and in particular (but without limiting the generality of the foregoing) the Lessor shall not be liable for any damage or damages of any nature whatsoever to any such property caused by the failure by reason of a breakdown or other cause, to supply adequate drainage, snow or ice removal, or by reason of the interruption of any public utility or service or in the event of steam, water, rain or snow which may leak into, issue, or flow from any part of the Building or from the water, steam, sprinkler, or drainage pipes or plumbing works of the same, or from any other place or quarter or for any damage caused by anything done or omitted by any lessee, but the Lessor shall use all reasonable diligence to remedy such condition, failure or interruption of service when not directly or indirectly attributable to the Lessee, after notice of same, when it is within its power and obligation so to do. Nor shall the Lessee be entitled to any abatement of rental in respect of any such condition, failure or interruption of service.

     The Lessee will indemnify and save harmless the Lessor from and against all fines, liability, damages, suits, claims, demands and actions of any kind or nature which the Lessor shall or may become liable for or suffer by reason of any breach, violation or non-performance by the Lessee of any covenant, term or provision hereof or by reason of any injury (including death resulting at any time therefrom) or damage to property occasioned to or suffered by any person or persons including the Lessor by reason of any such breach, violation or non performance or of any wrongful act, neglect or default on the part of the Lessee or any of its employees, officers, agents, suppliers, or invitees.

     Both Lessor and Lessee undertake to use their best efforts to the effect that all insurance policies obtained by them hereunder shall, where applicable, contain a waiver of any rights of subrogation which the insurer might otherwise have against the other party.

26.  ASSIGNMENT BY LESSOR
     --------------------

     Lessee hereby covenants and agrees that it will, if and whenever reasonably required by Lessor at Lessor's expense, consent to and become a party to any instrument or instruments permitting a mortgage, trust deed or hypothec to be placed on the Leased Premises hereinabove described or any part thereof of which the Leased Premises are a pad as security


                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]
     for any indebtedness covered by the said trust deed, mortgage o r hypothec and subordinating this Lease to the said trust deed, mortgage or hypothec. Such consent by Lessee will not diminish the rights of Lessee under this Lease provided the Lessee is not in default under the terms and conditions of this Lease.

     The Lessor covenants that it will, immediately upon request by the Lessee, obtain from any holder of a mortgage, trust deed or hypothec which has priority over this Lease, the covenant of such holder, not to disturb the Lessee's rights under this Lease so long as the Lessee is not in default.

27.  FLOOR LOADING
     --------------

     Lessee, shall not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight or size might damage the Leased Premises and will not at any time overload the floors of the Leased Premises and if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading or by, any act, neglect or misuse on the part of Lessee or any of its invitees, agents or employees or any person having business with Lessee, Lessee will forthwith pay to Lessor the cost of making good the same.

28.  CONDITION OF LEASED PREMISES
     ----------------------------

     The Lessee acknowledges having examined the Leased Premises and accepts same in their present state, without any expressed or implied representation or warranties from the Lessor and without any warranties against apparent defects.

29.  OCCUPANCY
     ---------

     The Lessor covenants to complete the work set out in Section 51 hereof (the "Lessor's Work") no later than August 1, 1995 (the "Commencement Date") in order that the Lessee may take occupancy of the Leased Premises no later than that date. If the Lessor's Work is not completed by August 1, 1995, all rent and additional rent payable hereunder shall abate until it is substantially completed such that the Leased Premises are fit for occupancy by the Lessee.

     Should the Lessee take occupancy of the Leased Premises prior to the Commencement Date, the Lessee shall from the date of such possession be bound by all the provisions of this Lease (save for the payment of the net annual Rent), and without limiting the generality of the foregoing the Lessee shall be liable for all damages caused by its actions or omissions or those of its contractors, sub-contractors, agents, servants and employees. The Lessee acknowledges that should there be work to be effected by the Lessor prior to the Commencement Date, it shall be carried on during the Lessee's occupancy and therefore, the Lessee will not hold the Lessor responsible for any delays, damage, theft, fire or any other unforseen event that may occur (except to the extent caused by the negligence or those for whom it is responsible at law).

30.  PERMITS, ETC
     -------------

     The Lessee shall obtain all necessary permits and licences required for the occupancy and carrying on of its business. Should the Lessee fail to obtain any required permit and/or licence, it shall remain bound to perform its obligations under the present Lease. The Lessor represents and warrants that the use as office, warehouse and distribution is permitted by zoning currently applicable to the Leased Premises.

31.  RULES AND REGULATIONS
     ---------------------

     The Lessor shall have the right to make reasonable rules and regulations as in its discretion may from time to time be needful for the safety, care, cleanliness and proper administration of the Building including the Leased Premises, and for the preservation of good order therein, and the same shall be observed and performed by the Lessee and by the clerks,



                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]
     servants, employees, agents, invitees and customers, of the Lessee, and all such rules and regulations now or hereafter to be established by the Lessor as herein provided shall form part of this Lease as if now set forth at length herein. All Rules and regulations shall be subject to approval of Lessor and Lessee, both acting reasonably.

32.  ACCESS TO LEASED PREMISES
     -------------------------

     The Lessor shall have the right of access to the Leased Premises to perform the work which it is responsible for hereunder, the Lessee renouncing any claim to any indemnity or diminution of rent, provided the same be carried out with reasonable diligence and provided the Lessor uses its best efforts to minimize any interference with the Lessee's activities.

     a) The Lessee, its employees, agents and customers will have access to the Leased Premises at all times;

     b) The Lessee, its employees, agents and customers to enter or leave the Leased Premises, shall use the entrances and exits designated by the Lessor, acting reasonably, and may also use in common with others, the parking and shipping areas designated by the Lessor;

     c) The Lessor, acting reasonably, reserves the right to change or relocate the said roadways, parking or shipping areas, at its convenience and in its sole discretion;

     d) The Lessee will not use the said roadways, parking or shipping areas for any other purpose except for parking in the spaces designated or as access to the Leased Premises or shipping areas as designated by the Lessor;

     e) The Lessee, its employees, agents and customers may use, in common with others who will have obtained the permission of the Lessor, all common corridors, stairways, or vestibules of the Building providing access to the Leased Premises, as well as common parking and access roads to the Building;

     f) The Lessor will, with reasonable diligence, maintain all such common access roads, parking areas, shipping areas, corridors, stairways, vestibules, or other common areas giving access to the Leased Premises and the Lessee will pay to the Lessor its proportionate share of all such maintenance costs a s provided for in Article 6 (4) hereof.

33.  INCONVENIENCE
     -------------

     The Lessee will not hold the Lessor in any way responsible for any damages or annoyance which the Lessee may sustain through the fault of any lessee or lessees who occupy any leased premises adjacent to, near or above the Leased Premises, provided that the Lessaor, at all times, enforces against such lessees all remedies which it may have against them to minimizeany interference with the Lessee's use of the Leased Premises, and the Lessee shall not use the Leased Premises for any purpose, notwithstanding anything stated herein, which may cause noise, disturbance or noxious odour, to the discomfort of the other Lessees and neighbours, and renounces to any claims it may have or acquire against the Lessor under Article 1861 of the Civil Code of the Province of Quebec.

34.  EXPROPRIATION
     -------------

     In the event that all or part of the Leased Premises are expropriated, which would prevent the use or occupation of the inside floor space of the building (which forms the major part


                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]
     of the Leased Premises), in whole or in part, then either party shall be entitled to terminate this Lease by written notice to the other, effective upon the date such expropriation is effective, provided that this right of termination shall be without prejudice to any rights of the parties against, or to be compensated by, the expropriating authority.

35.  DELETED.

36.  COSTS & REGISTRATION
     --------------------

     The Lessee shall not register this Lease othe rwise than by memorial and then only after receiving the prior written consent of the Lessor to such memorial (which consent shall not be unreasonably withheld or delayed). Such memorial may only mention the land description, area of the Leased Premises and the Term of the Lease (plus renewal rights) but there shall be no reference to Rent or other financial matters. Upon the termination of this Lease, the Lessee shall radiate, at its expense, the registration of such memorial, the Lessee hereby expressly and irrevocably appointing the Lessor as attorney for the Lessee with full power and authority to radiate such memorial and to execute and deliver in the name of the Lessee any instruments or certificates required for such purpose. The Lessee hereby undertakes to forthwith sign and deliver to the Lessor any further power of attorney or document which the Lessor may request to confirm the foregoing.


37.  SECURITY DEPOSIT
     ----------------

     Any prepaid rent or security deposit or other security given to the Lessor shall be security for the performance of all of the obligations of the Lessee under this Lease or any renewal or extension thereof.

     In the event of the termination or cancellation of this Lease or of any extension or renewal thereof prior to the contractual termination date by the fault of the Lessee, then any prepaid rent or sums remitted to the Lessor as security shall vest with the Lessor without prejudice to the Lessor's claim for accelerated rent or damages or other sums due.

     The Lessee shall remit to the Lessor the sum of Six Thousand Five Hundred Dollars ($6,500.00), plus GST & QST, which shall be applied on account of the first rental following the free rental period and the amount of Seven Thousand Five Hundred Dollars, plus GST & QST, which shall be applied on account of the last month's rental of the term.

38.  COLLECTION
     ----------

     DELETED.

39.  CONSTITUTE OR TENURE SYSTEM ACT
     -------------------------------

     The Lessee hereby renounces any rights which it may have or acquire under the Constitute or Tenure System Act 1964 R.S.Q., Chapter 322, to purchase or acquire the land hereby leased or the land on which the Premises hereby leased are situated.

40.  WAIVER
     ------

     The failure of Lessor to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that Lessor may have and shall not be deemed a waiver of any subsequent breach or default in any such agreements, terms, covenants and conditions.



                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

41.  COMPLETE AGREEMENT
     ------------------

     The Lessee declares that the Lessor has made no undertakings which are not included in this lease, and the Lessee acknowledges that this lease constitutes the entire agreement between the Lessee and Lessor, and that this lease cannot be amended save by the subsequent written agreement duly signed by the Lessor, the Lessee, and the Guarantor, if any, and no representations, save for any stipulated in this lease, will be considered binding upon the Lessor or any of its employees or agents, save for such representations as may be stipulated in this lease.

42.  RENUNCIATION OF RIGHTS TO COMPENSATION
     --------------------------------------

     The Lessee renounces to any right it may have to impute any claim and compensation, present or future, against any rent or other sums due or to become due to the Lessor under this Lease. The Lessee undertakes to pay the rent and other sums due without taking into account any claims or compensation rights which it may have or which any third party may wish to exercise in its name or on its behalf.

43.  ENVIRONMENTAL CLAUSE
     --------------------

     The Lessee undertakes and agrees that during the Term of this Lease or any extension or renewal thereof, or during its occupancy of the Leased Premises, no Pollutants shall be permitted on the Leased Premises or on or in its appurtenant land, or released into the environment, either emanating from the Leased Premises or in any way directly or indirectly resulting from the use of the Leased Premises, or by the fault of the Lessee, its subtenants, assignees, or any of their employees, agents, contractors, suppliers, or others for whom they may in law be responsible. Without limiting the generality thereof, the term "Pollutants" shall include:

1. Any substance that is hazardous to any person or property, including but not limited to radioactive materials, explosives, any solid, liquid, gas or odour or combination of any of them that, if released or emitted into the environment would create or contribute to the creation of a condition that:

     a) endangers or is detrimental to the health, safety or welfare of any person, or to the health of animal life or plant life;
     b) interferes with normal enjoyment of life or property
     c) causes damage to property;

2. Substances that are, or from time to time declared to be hazardous or toxic under any law or regulation;

3. Any substance, the use or transportation of which or the. release of which into the environment is prohibited, regulated, controlled or licensed under environmental legislation;

4.   Anything contaminated by any other Pollutant.

     The Lessee shall not bring into or near the Leased Premises nor use any underground storage tanks; nor any transformers, capacitators, switches, or other equipment, that contain PCBs.

     The Lessee shall comply with all Federal, Provincial, or Municipal statutes, laws, rules, regulations, or, judicial or administrative orders, rulings, or decisions relating to the environment applicable to the Leased Premises or its appurtenant land or any part thereof or to any activity which shall take place thereon, provided that the Lessee shall have no responsibility for any instance of non-compliance or contamination or for any other mtter which:

     (a) predates or results from events which predate its occupancy of the Leased Premises or



                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

     (b) does not result from an act or omission of the Lessee or those for whom it is responsible at law.

     The Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, losses, costs, damages, liabilities, civil fines and penalties, criminal fines and penalties, expenses (including attorney fees), cleanup costs or other injury resulting from or arising out of the Lessee's (including employees, contractors and agents) failure to comply with the foregoing. The foregoing indemnity shall survive the termination of the Lease and any subsequent renewals and shall continue until the applicable statute of limitation runs out.

     The Lessor may at any time and from time to time (during business hours and upon reasonable prior notice to the Lessee) inspect the Leased. Premises for the purpose of identifying the existence, nature and extent of any Pollutant on the Leased Premises and the Lessee's use, storage and disposal of any Pollutant and the Lessee agrees to cooperate with the Lessor in its performance of such inspection.

     If any authority pursuant to any Environmental Laws or any other provisions shall require the cleanup of any Pollutant held, released, spilled, abandoned or placed upon the Leased Premises or released into the environment by the Lessee in the course of the Lessee's business or as a result of the Lessee's use or occupancy of the Leased Premises, then the Lessee shall at its own expense, prepare all necessary studies, plans, and proposals and submit the same for approval, provide all bonds and other security required by the authority and carry out and complete the work required, provide to the Lessor full information with respect to proposed plans and the status from time to time of its cleanup work and comply with the Lessor's reasonable requirements with respect to such plans:

     If the Lessee creates or brings to the Leased Premises any Pollutant or if the conduct of the Lessee's business shall cause there to be any Pollutant at the Leased Premises, then notwithstanding any provision in this Lease or rule of law to the contrary, such Pollutant shall be and remain the sole and exclusive property of the Lessee and shall not become the property of the Lessor notwithstanding the degree or affixation to the Leased Premises of the Pollutant of the goods containing the Pollutant, and notwithstanding the expiry or early termination of the Lease;

     Upon the expiration or early termination of the Term, the Lessee at its sole expense shall remove and dispose of all Pollutant and all storage tanks and other containers therefor in accordance with all Environmental Laws to the extent that such removal and disposal involves any excavation work at the Leased Premises, the lessee shall restore the Leased Premises to the same grade level as immediately prior to excavation, using only clean uncontaminated soil or other material satisfactory to the Lessor.


44.  NOTICES
     -------

     Any notice or demand given by Lessor to Lessee shall be deemed to be duly given when served upon Lessee personally, or when left upon the Leased Premises, or when sent by telecopier, or when mailed to Lessee at the address of the Leased Premises.

     Lessee elects domicile at the Leased Premises for the purpose of service of all notices, writ of summons or other legal documents in any suit of law, action or proceeding which Lessor may take under this Lease.

     Any notice or demand given by Lessee to Lessor shall be deemed to be duly given when served upon Lessor personally or when mailed to Lessor at the address designated by Lessor for purposes of payment of the rent hereunder.




                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

     Either party may change its address of service by written notice to the other party in accordance with the requirements of this section.

45.  DESCRIPTIVE HEADINGS
     --------------------

     The descriptive headings of this Lease are inserted for convenience in reference only and do not constitute a part of this Lease.


46.  INTERPRETATION
     --------------

     This Lease shall be construed and governed by the laws of the Province of Quebec. Should any of the provisions of this Lease and/or its conditions be illegal or not enforceable under the Laws of the Province of Quebec, it or they shall be considered severable and the Lease and its conditions shall remain in force and be binding upon the parties as though the said provision or provisions had never been included.

     Words importing the singular number only shall include the plural and vice-versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and unless the contrary intention appears the words "Lessor" and "Lessee" wherever they appear in this Lease shall mean respectively Lessor, its executors, administrators, successors and/or assigns", and "Lessee, its executors, administrators, successors and/or assigns", and if there is more than one Lessee or Lessor or the Lessee or Lessor is a female person or a corporation this Lease shall be read with all grammatical changes appropriate by reason thereof; and all covenants, liabilities and obligations shall be joint and solidary.

47.  LESSOR/LESSEE
     -------------

47.1 The term "Lessor" as used in this Lease means only the owner for the time being of the Building comprising the Leased Premises or the lessee of a lease of the whole Building, so that in the event of any sale or sales or transfer or transfers of the Building, or the making of any lease or leases of the whole Building, or the sale or sales or the transfer or transfers of the assignment or assignments of any such lease or leases, Lessor shall be and hereby is relieved of all covenants and obligations of Lessor hereunder and it shall be deemed and construed without further agreement between the parties, or. their successors in interest or between the parties and the transferees or acquiror at any such sale, transfer or assignment, or lessee on the making of any such lease, that the transferee or acquiror has assumed and agreed to carry out any and all of the covenants and obligations of Lessor hereunder to Lessor's exoneration, and Lessee shall thereafter be bound to such transferee, acquiror or lessee, as the case may be, as Lessor under this Lease.

47.2 If Lessee shall be a partnership (hereafter referred to as the "Lessee Partnership"), each person who is presently a member of the Lessee Partnership, and each person who becomes a member of any successor Lessee Partnership hereafter, shall be and continue to be liab le for the full and complete performance of, and shall be and continue to be subject to, the terms and provisions of this Lease, whether or not he ceases to be a member of such Lessee Partnership or successor Lessee Partnership.

47.3 It is understood and agreed that nothing contained in this Lease nor in any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee.


48.  DELETED.


                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

49.  LANGUAGE
     --------

     The parties hereby confirm that they have requested that the present document be drafted in the English language. Les parties confirment par les presentes qu'elles ont demands que le present document soit redige dans la langue anglaise.



50.  PRIOR AGREEMENTS
     ----------------

     The present Lease cancels and supersedes any and all prior leases and agreements, written or otherwise, entered into the Lessor and the Lessee regarding the premises leased hereunder. This Lease and such rules and regulations as may be adopted and promulgated by the Lessor from time to time constitute the entire agreement between the par-ties.

51.  SPECIAL CONDITIONS
     ------------------

1.   Lessor's Work
     -------------

     The Lessor shall, at its sole cost and expenses and according to its standard building and finishing specifications effect the following work in the Leased Premises prior to August 1, 1995:

            Construct approximately nine thousand square feet (9,000 ft2)of finished offices built according to the Lessee's floor plan (to be prepared by the Lessor's space planner at the Lessor's sole cost). The Lessor shall install the applicable "Base Building" standard finishes which shall include a drpped T-bar ceiling system, H.V.A.C. distribution, sprinkler head distribution, office standard 24 ounces per square yard nylon fiber carpet, fresh paint and fluorescent lighting.

2.   Lessee's Work
     -------------

     The Lessee shall, at its sole cost and expense and according the Lessor's standard building and finishing specifications effect the certain alterations in the Leased Premises necessary to Lessee's mode of business and install its equipment, provided the Lessee obtains Lessor's prior approval, which approval shall not be unreasonably withheld or delayed.

3.   Option to Renew
     ---------------

     On the condition that the Lessee is not then in default under its present Lease, the Lessee shall have the right to renew its lease, once only, for a further period of Five (5) years, commencing August 1, 2001 and terminating July 31, 2006 under the same terms and conditions, save for the rental which shall be negotiated at the time between the parties, but it shall be based on fair market rentals for other premises of comparable location, age and condition as of that date; provided the Lessor receives written notice from the Lessee of it intention to renew its Lease, no later, than six (6) months prior to the expiration of said Lease.

     The parties shall have thirty (30) days to agree on said rate, failing which the matter shall be determined by arbitration.

4.   Signage
     -------

     The Lessee shall have the right to install its corporate signage on the exterior of the Building and on the Building's front lawn subject to Lessor's reasonable approval which shall not be delayed unreasonably and subject to all municipal by-laws relating to signage.



                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

5.   Parking
     -------

     The Lessee shall be entitled to twenty-five (25) unreserved unsupervised parking spots in the common parking area of the building and directly in the rear of Lessee's Leased Premises.



6.   Quiet Enjoyment
     ---------------

     On the condition that the Lessee has fully complied with all of its obligations under its present Lease, and has not been in default, the Lessee shall, subject to the terms and conditions of the Lease, be entitled to quiet enjoyment of the Leased Premises throughout the term and any renewal(s) thereof without interruption or interference by the Lessor, and neighbouring Lessees.


     IN WITNESS WHEREOF THE PARTIES HERETO HAVE SIGNED THE FOREGOING DEED OF LEASE ON THE DAY AND YEAR HEREINBEFORE SET FORTH.

                                         MINOCAN (a division of 2841-4837 Quebec
-----------------------------------      Inc.
Witness
                                         Per:
-----------------------------------          -----------------------------------
Witness                                       Brian Cytrynbaum (Lessor)

-----------------------------------       SIDUS SYSTEMS INC.
Witness

                                          Per:/s/ Henry Kalisky
-----------------------------------           ----------------------------------
Witness                                        Henry Kalisky




                                                                   INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]

                      RESOLUTION OF THE BOARD OF DIRECTORS
                      ------------------------------------




      CORPORATION NAME: SIDUS SYSTEMS INC.



      EFFECTIVE:
                ----------------------



      RESOLVED:

          THAT the Corporation be and it is hereby authorized to lease from Minocan (a division of 2841-4837 Quebec Inc.) the premises described in the Deed of Lease to be entered into between the Corporation and Minocan (a division of 2841-4837 Quebec Inc.), a copy thereof attached hereto;

          THAT the said Deed of Lease be and it is hereby approved;


          THAT HENRY KALISKY be and he is hereby authorized to sign, for and on behalf of the Corporation, the said Deed of Lease with such amendments as he may deem necessary;


          THAT HENRY KALISKY be and he is hereby authorized to do all things and to sign all other documents necessary or useful to give full effect to this resolution.



      CERTIFIED COPY


                              /s/ Henry Kalisky
                          ------------------------------------------------------
                          (Authorized officer's signature and please print name)

                              President
                          ------------------------------------------------------
                          (Please print title)







      -------------------------
      Affix-Corporation Seal

                                  SCHEDULE "A"
                                  ------------

           8623-8639 DALTON ROAD, TOWN OF MOUNT-ROYAL, QUEBEC H4T 1V5

                        Plan showing the Leased Premises
             (for identification purposes only - plan not to scale)





                               [Graphics to come]









                                                                    INITIALS
                                                                Lessor   Lessee
                                                                  [ ]      [ ]